                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 8, 2004

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                    0-25226                   22-3285224
       --------                    -------                   ----------
   (State Or Other               (Commission                (IRS Employer
   Jurisdiction Of               File Number)            Identification No.)
    Incorporation)

                   9 Entin Road, Parsippany, New Jersey 07054
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications  pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 8, 2004, Emerson Radio Corp. (the "Registrant") and Funai Corporation, Inc. ("Funai") entered into a Fourth Amendment to the License Agreement dated effective January 1, 2001, as amended, between the Registrant and Funai (the "License Agreement"), under which the term of the License Agreement was extended until December 31, 2006. The License Agreement provides that Funai will manufacture, market, sell and distribute specified products bearing the Emerson logo trademark to customers in U.S. and Canadian markets. Under the terms of the agreement, Emerson will receive non-refundable minimum annual royalty payments of $4.3 million each calendar year and a license fee on sales of products subject to the License Agreement in excess of the minimum annual royalties.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EMERSON RADIO CORP.


                                    By: /s/ Guy A. Paglinco
                                       ------------------------------------
                                    Name:  Guy A. Paglinco
                                    Title: Vice President and Chief
                                           Financial Officer

Dated: December 13, 2004